FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  The UBS Funds - UBS U.S. Small Cap Growth Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Green Dot Corp. - Class A
2.  Date of Purchase:  7/21/2010  3.  Date offering commenced: 7/21/2010
4.  Underwriter(s) from whom purchased:  JP Morgan Chase Fleming
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  20,000 shares (firmwide)
7.  Aggregate principal amount or total number of shares of offering:  4,560,000 shares
8.  Purchase price per unit or share(net of fees and expenses):  $36.00
9.  Initial public offering price per unit or share:  $36.00
10.  Commission, spread or profit:  ____________%              $_1.512_________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
 c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting. terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______
g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Jason Mullin  Date:7/22/10
Print Name: Jason Mullin

FORM 10f-3
Rule 144A Securities
FUND:  THE UBS Funds - UBS High Yield Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Pride International Inc. 6 7/8% due 8/15/2020
2.  Date of Purchase:  8/03/2010  3.  Date offering commenced: 8/03/2010
4.  Underwriter(s) from whom purchased:  Goldman Sachs & Co.
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $500, 000 firmwide
7.  Aggregate principal amount or total number of shares of offering:  $900,000,000
8.  Purchase price (net of fees and expenses):  $100.00
9.  Initial public offering price:  $100.00
10.  Commission, spread or profit:  .735%              $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Matthew A. Iannucci  Date: 9/10/10
Print Name:  Matthew A. Iannucci

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  The UBS Funds - UBS High Yield Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  BE Aerospace Inc. 6 7/8% due 10/1/2020
2.  Date of Purchase:  9/13/2010  3.  Date offering commenced: 9/13/2010
4.  Underwriter(s) from whom purchased:  CS First Boston Corp.
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:$1,486,560 (Firmwide)_
7.  Aggregate principal amount or total number of shares of offering:  $644,176,000
8.  Purchase price per unit or share(net of fees and expenses):  $99.104
9.  Initial public offering price per unit or share:  $99.104
10.  Commission, spread or profit:  2.5%              $___________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting. terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______

_______
g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Matthew A. Iannucci  Date:10/10/10
Print Name: Matthew A. Iannucci

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  The UBS Funds - UBS High Yield Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Energy Transfer Equity 7 1/2% due 10/15/2020
2.  Date of Purchase:  9/15/2010  3.  Date offering commenced: 9/15/2010
4.  Underwriter(s) from whom purchased:  CS First Boston Corp
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $1,000,000 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $1,800,000,000
8.  Purchase price per unit or share(net of fees and expenses):  $100.00
9.  Initial public offering price per unit or share:  $100.00
10.  Commission, spread or profit:  1.51%              $___________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Matthew A. Iannucci  Date:10/10/10
Print Name:   Matthew A. Iannucci

FORM 10f-3
Rule 144A Securities
FUND:  The UBS Funds - UBS High Yield Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Interactive data Corp. 10 1/4% due 8/1/2018
2.  Date of Purchase:  7/20/2010  3.  Date offering commenced: 7/20/2010
4.  Underwriter(s) from whom purchased:  Barclays Capital Inc.
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  $500,000 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $700,000,000
8.  Purchase price (net of fees and expenses):  $100.00
9.  Initial public offering price:  $100.00
10.  Commission, spread or profit:  2.5%              $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Matthew A. Iannucci  Date:8/30/2010
Print Name:  Matthew A. Iannucci

FORM 10f-3
Rule 144A Securities
FUND:  The UBS Funds - UBS High Yield Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Wynn Las Vegas LLC/Corp 7 3/4% due 8/15/2020
2.  Date of Purchase:  7/21/2010  3.  Date offering commenced: 7/21/2010
4.  Underwriter(s) from whom purchased:  Deutshe Bank Securities
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  $250,000 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $1,320,000,000
8.  Purchase price (net of fees and expenses):  $100.00
9.  Initial public offering price:  $100.00
10.  Commission, spread or profit:  1.5%              $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Matthew A. Iannucci  Date:9/10/10
Print Name:  Matthew A. Iannucci

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  The UBS Funds - UBS High Yield Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Entravision Communication 8 3/4% due 8/1/2017
2.  Date of Purchase:  7/22/2010  3.  Date offering commenced: 7/22/2010
4.  Underwriter(s) from whom purchased:  Citigroup Global Markets Hldgs.
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $987,220 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $394,888,000
8.  Purchase price per unit or share(net of fees and expenses):  $98.722
9.  Initial public offering price per unit or share:  $98.722
10.  Commission, spread or profit:  1.72%              $____________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
 c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting. terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______
g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Matthew A. Iannucci  Date:10/10/10
Print Name: Matthew A. Iannucci

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  The UBS Funds - UBS High Yield Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Texas Industries Inc. 9 1/4% due 8/15/2020
2.  Date of Purchase:  7/27/2010  3.  Date offering commenced: 7/27/2010
4.  Underwriter(s) from whom purchased:  Banc of America Securities LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  $1,500,000 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $650,000,000
8.  Purchase price per unit or share(net of fees and expenses):  $100.00
9.  Initial public offering price per unit or share:  $100.00
10.  Commission, spread or profit:  1.75%              $___________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
 c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting. terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______
g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Matthew A. Iannucci  Date:9/10/10
Print Name: Matthew A. Iannucci

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  The UBS Funds - UBS High Yield Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Marina District Finance 9 7/8% due 8/15/2018
2.  Date of Purchase:  8/4/2010  3.  Date offering commenced: 8/4/2010
4.  Underwriter(s) from whom purchased:  Banc of America Securities LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  $198,630 (firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $397,260,000
8.  Purchase price per unit or share(net of fees and expenses):  $99.315
9.  Initial public offering price per unit or share:  $99.315
10.  Commission, spread or profit:  2.482_%              $___________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
 c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting. terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______
g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Matthew A. Iannucci           Date:9/10/10
Print Name: Matthew A. Iannucci

FORM 10f-3
Rule 144A Securities
FUND:  The UBS Funds - UBS High Yield Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Ally Financial Inc. 7 1/2% due 9/15/2020
2.  Date of Purchase:  8/9/2010  3.  Date offering commenced: 8/9/2010
4.  Underwriter(s) from whom purchased:  Goldman Sachs & Co
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  $ 2973,480 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $1,734,530,000
8.  Purchase price (net of fees and expenses):  $99.116
9.  Initial public offering price:  $99.116
10.  Commission, spread or profit: __1.25_%              $__________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Matthew A. Iannucci      Date:9/10/10
Print Name: Matthew A. Iannucci

FORM 10f-3
Rule 144A Securities
FUND:  The UBS Funds - UBS High Yield Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Chesapeake Energy Corp. 6 5/8% due 8/15/2020
2.  Date of Purchase:  8/9/2010  3.  Date offering commenced: 8/9/2010
4.  Underwriter(s) from whom purchased:  CS First Boston Corp.
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  $3,000,000 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $1,400,000,000
8.  Purchase price (net of fees and expenses):  $100.00
9.  Initial public offering price:  $100.00
10.  Commission, spread or profit: __1.625_%              $__________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Matthew A. Iannucci  Date:9/10/10
Print Name: Matthew A. Iannucci

FORM 10f-3
Rule 144A Securities
FUND:  The UBS Funds - UBS High Yield Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Targa Resources Partners 7 7/8% due 10/15/2018
2.  Date of Purchase:  8/10/2010  3.  Date offering commenced: 8/10/2010
4.  Underwriter(s) from whom purchased:  Banc of America Securities LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  $1,000,000(Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $ 250,000,000
8.  Purchase price (net of fees and expenses):  $100.00
9.  Initial public offering price:  $100.00
10.  Commission, spread or profit: __2_%              $__________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Matthew A. Iannucci  Date:9/10/10
Print Name: Matthew A. Iannucci

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  The UBS Funds - UBS High Yield Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Scientific Games Corp. 8 1/8% due 9/15/2018
2.  Date of Purchase:  9/8/2010  3.  Date offering commenced: 9/8/2010
4.  Underwriter(s) from whom purchased:  JP Morgan Chase Securities
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  $1,000,000 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $250,000,000
8.  Purchase price per unit or share(net of fees and expenses):  $100.00
9.  Initial public offering price per unit or share:  $100.00
10.  Commission, spread or profit:  ___N/A_________%              $___________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
 c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting. terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______
g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Matthew A. Iannucci Date:9/10/10
Print Name: Matthew A. Iannucci

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  The UBS Funds - UBS High Yield Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Linn Energy LLC/Fin Corp. 7 3/4% due 2/1/2021
2.  Date of Purchase:  9/8/2010  3.  Date offering commenced: 9/8/2010
4.  Underwriter(s) from whom purchased:  Barclays Capital Inc.
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  $3,930,560 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $982,640,000
8.  Purchase price per unit or share(net of fees and expenses):  $98.264
9.  Initial public offering price per unit or share:  $98.264
10.  Commission, spread or profit: 1.875%              $_______
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
 c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting. terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______
g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Matthew A. Iannucci  Date:9/10/10
Print Name: Matthew A. Iannucci

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  The UBS Funds - UBS High Yield Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Pinafore LLC/Inc. 9% due 10/1/2018
2.  Date of Purchase:  9/21/2010  3.  Date offering commenced: 9/21/2010
4.  Underwriter(s) from whom purchased:  Banc of America Securities LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  $1,500,000 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $1,150,000,000
8.  Purchase price per unit or share(net of fees and expenses):  $100.00
9.  Initial public offering price per unit or share:  $100.00
10.  Commission, spread or profit:  ____2.5_____%              $________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
 c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting. terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______
g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Matthew A, Iannucci.  Date:10/10/10
Print Name: Matthew A. Iannucci

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  The UBS Funds - UBS U.S. Bond Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Amgen Inc. 3.45% 10/1/2020
2.  Date of Purchase:  9/13/2010  3.  Date offering commenced: 9/13/2010
4.  Underwriter(s) from whom purchased:  Morgan Stanley & Co.
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  $2,988,870 (firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $896,661,000
8.  Purchase price per unit or share(net of fees and expenses):  $99.629
9.  Initial public offering price per unit or share:  $99.629
10.  Commission, spread or profit:  _____.450_____%              $_________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
 c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting. terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______
g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Amar Reganti  Date:11/1/2010
Print Name: Amar Reganti

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  The UBS Funds - UBS Global Allocation Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  AIA Group Ltd. 144A
2.  Date of Purchase:  10/22/2010  3.  Date offering commenced: 10/22/2010
4.  Underwriter(s) from whom purchased:  Citigroup
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  60.360.000 sh (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  8,.083.230.800 sh
8.  Purchase price per unit or share(net of fees and expenses):  HKD 19.68
9.  Initial public offering price per unit or share:  HKD 19.68
10.  Commission, spread or profit:  __________%              HKD 0.344
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
 c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting. terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______
g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Nicholas Melhuish  Date: 17-11-10
Print Name: Nicholas Melhuish

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  The UBS Funds - UBS Global Equity Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  AIA Group Ltd. 144A
2.  Date of Purchase:  10/22/2010  3.  Date offering commenced: 10/22/2010
4.  Underwriter(s) from whom purchased:  Citigroup
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  60.360.000 sh (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  8.083.230.800 sh
8.  Purchase price per unit or share(net of fees and expenses):  HKD 19.68
9.  Initial public offering price per unit or share:  HKD 19.68
10.  Commission, spread or profit:  __________%              HKD 0.344_______
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
 c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting. terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______
g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Nicholas Melhuish Date:17/11/10
Print Name: Nicholas Melhuish

FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  The UBS Funds - UBS Global Equity Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Petronas Chemicals Group 144A
2.  Date of Purchase:  11/15/2010  3.  Date offering commenced: 11/15/2010
4.  Underwriter(s) from whom purchased:  Deutsche Bank AG London Branch
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  30,000,000 sh
7.  Aggregate principal amount or total number of shares of offering:  2,480,000,000 sh
8.  Purchase price per unit or share(net of fees and expenses):  MYR 5.20
9.  Initial public offering price per unit or share:  MYR 5.20
10.  Commission, spread or profit:           MYR  .086_______
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
 c. The securities purchased at a price not more then the price paid by each other purchaser in the offering.
d. The underwriting was a firm commitment underwriting. terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
YES

X_______

X_______
NO

_______
g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
h. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Nicholas Melhuish  Date: 13 - 12-2010
Print Name: Nicholas Melhuish

FORM 10f-3
Rule 144A Securities
FUND:  The UBS Funds - UBS International Equity Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  AIA Group Ltd. 144A
2.  Date of Purchase:  10/22/2010  3.  Date offering commenced: 10/22/2010
4.  Underwriter(s) from whom purchased:  Citigroup
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  60.360.000 sh (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  8,083,230,800 sh
8.  Purchase price (net of fees and expenses):  HKD 19.68
9.  Initial public offering price:  HKD 19.68
10.  Commission, spread or profit:  _____%              HKD 0.344__________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Nicholas Melhuish  Date: 17 - 11-2010
Print Name: Nicholas Melhuish

FORM 10f-3
Rule 144A Securities
FUND:  The UBS Funds - UBS International Equity Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Petronas Chemicals Group 144A
2.  Date of Purchase:  11/15/2010  3.  Date offering commenced: 11/15/2010
4.  Underwriter(s) from whom purchased:  Deutsche Bank AG, London Branch
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased:  30.000.000 sh (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  2,480.000.000 sh
8.  Purchase price (net of fees and expenses):  MYR 5.20
9.  Initial public offering price:  MYR 5.20
10.  Commission, spread or profit:  ______%              MYR .086__________
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved: /s/ Nicholas Melhuish  Date: 13- 12-2010
Print Name: Nicholas Melhuish

FORM 10f-3
Rule 144A Securities
FUND:  The UBS Funds - UBS U.S. Small Cap Growth Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Mecox Lane Ltd.
2.  Date of Purchase:  10/25/2010  3.  Date offering commenced: 10/25/2010
4.  Underwriter(s) from whom purchased:  Credit Suisse
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: 75,000 ADS (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  13,504,286 ADS
8.  Purchase price (net of fees and expenses):  $11.00
9.  Initial public offering price:  $11.00
10.  Commission, spread or profit:  ____%              $0.462
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ David Wabnik Date:11/11/10
Print Name:  David Wabnik

FORM 10f-3
Rule 144A Securities
FUND:  The UBS Funds - UBS High Yield Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Calpine Corp. 7.5% due 02/15/2021
2.  Date of Purchase:  10/18/2010  3.  Date offering commenced: 10/18/2010
4.  Underwriter(s) from whom purchased:  Morgan Stanley & Co. Inc.
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $1,000,000 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $2,000,000,000
8.  Purchase price (net of fees and expenses):  $100.00
9.  Initial public offering price:  $100.00
10.  Commission, spread or profit:  1.50%              $
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Matthew A. Iannucci Date:12/20/10
Print Name:  Matthew A. Iannucci

FORM 10f-3
Rule 144A Securities
FUND:  The UBS Funds - UBS High Yield Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  MGM Resorts Intl 10.0% due 11/01/2016
2.  Date of Purchase:  10/25/2010  3.  Date offering commenced: 10/25/2010
4.  Underwriter(s) from whom purchased:  Banc of America Sec. LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $4,944,850 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $494,485,000
8.  Purchase price (net of fees and expenses):  $98.897
9.  Initial public offering price:  $98.897
10.  Commission, spread or profit:  1.50%              $
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Matthew A. Iannucci Date:12/20/10
Print Name:  Matthew A. Iannucci

FORM 10f-3
Rule 144A Securities
FUND:  The UBS Funds - UBS High Yield Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Momentive Performance 9.0% due 01/15/2021
2.  Date of Purchase:  10/27/2010  3.  Date offering commenced: 10/27/2010
4.  Underwriter(s) from whom purchased:  JP Morgan Chase Securities, Inc.
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $3,000,000 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $635,000,000
8.  Purchase price (net of fees and expenses):  $100.00
9.  Initial public offering price:  $100.00
10.  Commission, spread or profit:  1.94%              $
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Matthew A. Iannucci Date:12/20/10
Print Name:  Matthew A. Iannucci

Rule 144A Securities
FUND:  The UBS Funds - UBS High Yield Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Hexion US FIN/NOVE Scotia 9.0% due 11/15/2020
2.  Date of Purchase:  10/27/2010  3.  Date offering commenced: 10/27/2010
4.  Underwriter(s) from whom purchased:  JP Morgan Chase Securities
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $1,000,000 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $440,000,000
8.  Purchase price (net of fees and expenses):  $100.00
9.  Initial public offering price:  $100.00
10.  Commission, spread or profit:  1.94%              $
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Matthew A. Iannucci Date:12/20/10
Print Name:  Matthew A. Iannucci

Rule 144A Securities
FUND:  The UBS Funds - UBS Core Plus Bond Fund
Name of Adviser or Sub-Adviser:  UBS Global Asset Management (Americas) Inc.
1.  Issuer:  Raytheon 3/125% due 10/15/2020
2.  Date of Purchase:  10/13/2010  3.  Date offering commenced: 10/13/2010
4.  Underwriter(s) from whom purchased:  Credit Suisse First Boston
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank
6.  Aggregate principal amount or number of shares purchased: $4,973,250 (Firmwide)
7.  Aggregate principal amount or total number of shares of offering:  $994,650,000
8.  Purchase price (net of fees and expenses):  $99.465
9.  Initial public offering price:  $99.465
10.  Commission, spread or profit:               $ 65 bps
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulation D.
b. The securities are sold to persons reasonably believed to be "qualified institutional buyers" ("QIBs").
c. The securities are reasonably believed to be eligible for resale to other QIBs.
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

X_______

X_______

X_______

X_______

_______

_______

_______

_______

e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
f. The underwriting was a firm commitment underwriting.
YES

X_______

X_______
NO

_______
g. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.

X_______

_______
h. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.

X_______

_______
i. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.

X_______

_______
j. No Affiliated Underwriter benefited directly or indirectly from the purchase.

X_______

_______
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved: /s/ Amar Reganti Date:1/10/11
Print Name:  Amar Reganti

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